UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    May 10, 2010

Eastern Light Capital, Inc
(Exact name of registrant as specified in charter)

California	001-12941	94-3240473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pine Street, Suite 560, San Francisco, CA 94111
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 415-693-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 10, 2010 Eastern Light Capital, Incorporated (the “Company”) received a Deficiency Letter (the “Letter”) from the NYSE Amex (the “Exchange”). The Letter notified the Company that Form 10-K, filed for the fiscal year ended December 31, 2010, indicated that the Company was not in compliance with the Exchange’s continuing listing standards. The Company intends to file a Plan to regain compliance no later than the June 7, 2010 deadline. There can be no assurances that the Company’s Plan will be accepted by the Exchange

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Letter from NYSE Amex LLC dated May, 7, 2010 to Eastern Light Capital, Inc.

99.2	Press release dated May 13, 2010 “Eastern Light Capital Announces Receipt of Deficiency Letter”

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN LIGHT CAPITAL, INC.
Date: May 14, 2010	By:	/s/ Richard J. Wrensen
Richard J. Wrensen
Acting Secretary